UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2026
INDEPENDENT BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 East Beltline Grand Rapids, Michigan	49525
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number,
including area code:
(616) 527-5820
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) Subject Company: HCB Financial Corp. (Commission File No. N/A)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	IBCP	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

Independent Bank Corporation (“IBCP”), the parent company of Independent Bank, and HCB Financial Corp. (“HCB”), the parent company of Highpoint Community Bank, previously announced the signing of a definitive merger agreement on March 18, 2026 for IBCP to acquire HCB.

On June 12, 2026, IBCP issued a press release announcing that the proposed transaction has been approved by both the Federal Reserve Bank of Chicago and the Michigan Department of Insurance and Financial Services.

The completion of merger remains subject to the satisfaction of the other closing conditions contained in the Agreement and Plan of Merger dated March 18, 2026, between IBCP and HCB, including the approval of HCB shareholders. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

Forward Looking Statements
This document contains certain forward-looking statements about IBCP and HCB, such as statements about the timing and expected completion of the proposed merger. IBCP and HCB intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of IBCP and HCB, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the inability to complete the proposed merger due to the failure to satisfy the various conditions to closing, including failure to obtain the required shareholder approval or the failure of the proposed merger to close for any other reason. Additional information concerning IBCP, including additional factors and risks that could materially affect IBCP’s financial results, are included in IBCP’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the proposed merger or other matters attributable to IBCP or HCB or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, neither IBCP nor HCB undertake any obligation to update any forward-looking information contained in this document, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It
In connection with the proposed merger, IBCP has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of HCB and a prospectus of IBCP, as well as other relevant documents concerning the proposed merger. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that IBCP may file with the SEC or that HCB may send to its shareholders in connection with the proposed merger. Shareholders of HCB are urged to carefully read the registration statement and accompanying proxy statement/prospectus regarding the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information.

Free copies of the proxy statement/prospectus included in the registration statement, as well as other filings containing information about IBCP, HCB, and the proposed merger, may be obtained at the SEC’s website: www.sec.gov. You may also obtain these documents, free of charge, from IBCP at www.independentbank.com under the tab “Investor Relations” and then “Financials - SEC Filings.” The information available through IBCP’s website is not and shall not be deemed part of this press release or incorporated by reference into other filings IBCP makes with the SEC. Alternatively, these documents can be obtained free of charge from IBCP upon written request to IBCP Bank Corporation, 4200 East Beltline, Grand Rapids, MI 49525, Attention: Investor Relations; or from HCB upon written request to HCB Financial Corp., 150 West Court Street, Hastings, MI 49058, Attention: Amanda Bechler-Currier, CFO.

Participants in the Solicitation
Under SEC rules, IBCP, HCB, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from HCB’s shareholders in favor of the approval of the definitive merger agreement. Information about such directors and executive officers of IBCP and their direct or indirect interests, by security holdings or otherwise, can be found in IBCP’s proxy statement in connection with its 2025 annual meeting of shareholders, as filed with the SEC on March 6, 2025, and other documents subsequently filed by IBCP with the SEC. To the extent holdings of common stock by its directors or executive officers have changed since the amounts set forth in IBCP’s proxy statement in connection with its 2025 annual meeting of shareholders, such changes have been or will be reflected in filings with the SEC on Forms 3, 4, and 5. Further information regarding the direct or indirect interests of the directors and executive officers of IBCP, along with information about the directors and executive officers of HCB and their direct or indirect interests and information regarding the interests of other persons who may be deemed participants in the solicitation, may be obtained by reading the proxy statement/prospectus included in the registration statement regarding the merger. Free copies of this document may be obtained as described above.

No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell, the solicitation of an offer to subscribe for or buy, an invitation to purchase or subscribe for any securities, or the solicitation of any vote or approval pursuant to the merger agreement or otherwise. There shall not be any offer, solicitation, or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable laws.
Item 9.01.    Financial Statements and Exhibits

(d)     Exhibits.

99.1	Joint Press Release of Independent Bank Corporation and HCB Financial Corp. dated June 12, 2026. This Exhibit is furnished to, and not filed with, the Commission.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date	June 12, 2026	By	s/Gavin A. Mohr
Gavin A. Mohr, Principal Financial Officer
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